Exhibit 24.1
Page 1

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ Simon B. Rich, Jr.     Director
-----------------------    -------------
Simon B. Rich, Jr.
-----------------------
(Please print name)

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ Mark Monroe            Director
-----------------------    -------------
Mark Monroe
-----------------------
(Please print name)

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ Richard E. Bross       Director
-----------------------    -------------
Richard E. Bross
-----------------------
(Please print name)

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ Gerard Louis-Dreyfus    Director
------------------------    -------------
Gerard Louis-Dreyfus
-----------------------
(Please print name)

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ Daniel R. Finn Jr.     Director
-----------------------    -------------
Daniel R. Finn, Jr.
-----------------------
(Please print name)

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ John J. Hogan, Jr.     Director
-----------------------    -------------
John J. Hogan, Jr.
-----------------------
(Please print name)

                                 POWER OF ATTORNEY

   KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney, Peter B. Fritzinger and Mark E. Monroe, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Form 10-K for the year ended December 31, 1996 of Louis Dreyfus Natural Gas Corp. and any and all amendments thereto and to file the same with exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


DATED this 6th day of February, 1997.

Signature                  Title


/s/ James T. Rodgers, III    Director
-------------------------    -------------
James T. Rodgers, III
-------------------------
(Please print name)